AXS 1.25X NVDA Bear Daily ETF

(Ticker Symbol: NVDS)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 19, 2024, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

On March 18, 2024, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the AXS 1.25X NVDA Bear Daily ETF (the “ETF”), a reverse split of the issued and outstanding shares of the ETF.

After the close of trading on the Nasdaq (the “Exchange”) on or about April 2, 2024, the ETF will affect a reverse split of its issued and outstanding shares as follows:

ETF Name	Reverse Split Ratio	Exchange	Approximate decrease in total number of shares outstanding
AXS 1.25X NVDA Bear Daily ETF	1-for-5	Nasdaq	80%

Shares of the ETF will begin trading on the Exchange on a split-adjusted basis on or about April 3, 2024.

As a result of the reverse split, every 5 shares of the ETF will be exchanged for one share of the ETF. Accordingly, the total number of issued and outstanding shares of the ETF will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will increase approximately 5 times for the ETF. The reverse split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-5 reverse split (actual NAV, shares and total market value may vary):

1-for-5 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	1,250	$12	$15,000
Post-reverse split	250	$60	$15,000

The reverse split may result in a shareholder holding a fractional share of the ETF. However, fractional shares cannot trade on the Exchange. Whether a shareholder holds a fractional share following the reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of ETFs, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for ETF shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the reverse split, shareholders may call the ETF at 1-303-623-2577.

Please file this Supplement with your records.